UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009 (February 5, 2009)

                               HAGUE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-146533	20-8195578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 S. River Parkway Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  214-701-8779

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

Pursuant to a Letter Agreement dated February 5, 2009, the security holders who own Debentures in the principal amount of $1,500,000 and have registration rights pursuant to a Registration Rights Agreement dated as of November 4, 2008, have granted the Registrant a 180-day extension applicable to all time periods specified in the Debentures, Registration Rights Agreement and other related Transaction Documents to obtain an effective registration statement pertaining to the shares of Common Stock issuable upon conversion of the Debentures as well as other certain restricted securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

10.4	Waiver and Modification Agreement

SIGNATURES

HAGUE CORP. (Registrant)

February 12, 2009	By:	/s/ Stephen Squires
Stephen Squires
Chief Executive Officer

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